UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2003

GOLDEN CYCLE GOLD CORPORATION

______________________________________________________

(Exact name of registrant as specified in its charter)

Colorado	0-11226	84-1630963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

____1515 South Tejon, Suite 201, Colorado Springs, CO  80906__

(Address of principal executive offices, including zip code)

_______________(719) 471-9013_______________

(Registrant’s telephone number, including area code)

ITEM 4.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On October 16, 2003, the Golden Cycle Gold Corporation (the “Registrant”) informed KPMG, LLP ("KPMG"), the Registrant's independent accountants for the years ended December 31, 2002 & 2001, that KPMG had been terminated as the Registrant's accountants effective immediately.  Also on October 16, 2003, the Registrant retained Ehrhardt, Keefe, Steiner & Hottman, PC ("EKS&H") to serve as the Registrant's independent accountants and to audit the Registrant's financial statements for the year ended December 31, 2003.

The decision to terminate KPMG as the Registrant's independent accounts was approved by the Registrant's Board of Directors.  The Board of Directors expressed its satisfaction with the services and support that the Denver, Colorado offices of KPMG provided.  The Board of Directors determined the best course of action for the Registrant was to engage a new auditing firm.

There is not now, nor has there been a disagreement between the Registrant and KPMG on the Registrant's accounting or financial statements.  There was no qualification, modification or explanatory paragraph included in KPMG's audit reports on the Consolidated Financial Statements of the Registrant for the years ended December 31, 2002 or 2001.

ITEM 7.

FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)

Not applicable

(B)

Not applicable

(C)

Exhibits

(1)

Letter dated October 22, 2003 of Golden Cycle Gold Corporation to KPMG.

(2)

Letter dated October 28, 2003 of KPMG to the Securities and Exchange Commission required pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CYCLE GOLD CORPORATION

Date: October 28, 2003

By: /s/ R. Herbert Hampton______________

R. Herbert Hampton

President

EXHIBIT 1

October 22, 2003

KPMG, LLP

2700 MCI Tower

707 Seventeenth Street

Denver, CO 80202

ATTN:  Sheri Pearce, Partner

2003 Audit Engagement

Dear Ms. Pearce;

The Golden Cycle Gold Corporation Board of Directors has elected to terminate the services of KPMG, LLP as the company's accountants effective immediately.  On behalf of the Board of Directors of the Golden Cycle Gold Corporation I want to thank you and your staff for the support and quality services that you have been providing to us for the past ten years.  Because of the company's limited budget it was no longer cost effective to engage the services of an international auditing firm.  This is the sole reason for our migration to a smaller auditing firm.

The Golden Cycle Gold Corporation Board of Directors has engaged the services of Ehrhardt, Keefe, Steiner & Hottman ("EKS&H") to serve as our independent accountants for the year ending December 31, 2003.  Mr. Kreg Brown of EKS&H may be contacting you regarding the transition.

Again we thank you for your past services and hope that someday we will again need your level of services.

Sincerely,

S/S//

Robert T. Thul

Audit Committee Chairman

Golden Cycle Gold Corporation

Copy: Herbert R. Hampton, President, Golden Cycle Gold Corporation

EXHIBIT 2

KPMG

Suite 2700

707 Seventeenth Street

Denver, CO 80202

October 28, 2003

Securities and Exchange Commission

Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for Golden Cycle Gold Corporation and, under the date of March 21, 2003, we reported on the consolidated financial statements of Golden Cycle Gold Corporation and subsidiaries as of and for the years ended December 31, 2002 and 2001.  On October 16, 2003, our appointment as principal accountants was terminated.  We have read Golden Cycle Gold Corporation’s statements included under Item 4 of its Form 8-K dated October 16, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with Golden Cycle Gold Corporation’s statement that the change was approved by the bard of directors and we are not in a position to agree or disagree with Golden Cycle Gold Corporation’s stated comments by the board of directors.

Very truly yours,

KPMG LLP